Exhibit 10.32

MODIFICATION 1 TO CONSULTING SERVICES AGREEMENT

Between

QUANTUM COMPUTING INC. and CHRISTOPHER ROBERTS

This First Modification to the Consulting Services Agreement dated July 1, 2023 (the “First Modification”), is made as of the 29th day of December, 2023 (the “Effective Date”) and amends the Consulting Services Agreement dated July 1, 2023 (the “Consulting Agreement”), between Christopher Roberts (the “Consultant”), and Quantum Computing Inc (the “Company”).

The Consulting Agreement is amended in part to extend the Consultancy Term in paragraph 2 for an additional six (6) month term. For avoidance of doubt, the termination date of the Consulting Agreement has been changed to June 30, 2024.

All other provisions of the Consulting Agreement will remain unchanged.

Agreed to between the parties:

Consultant: CHRISTOPHER ROBERTS		Quantum Computing Inc.

Signature:	/s/ Chris Roberts	Signature:	/s/ Chris Boehmler

Typed Name:	Chris Roberts	Typed Name:	Chris Boehmler

Title:	Consultant	Title:	Chief Financial Officer

Date:	1/2/2024	Date:	1/2/2024